Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT 10.2

Globalization Partners Switzerland SA Nicola Heffron [***] 25th March 2022
Avenant au contrat de travail – Allocation scolaire et allocation Générale

Chère Nicola,

Globalization Partners Switzerland SA (la “Société”) est ravie de vous informer d’un changement récent de vos données d’emploi.

Pour donner suite à ce changement, votre contrat de travail est mis à jour à la date effective du 01.12.2021 avec des modalités suivantes:

Toutes les autres clauses de votre Contrat de travail de la date 01.12.2021 demeurent inchangées.

Montant de l’allocation brute: 900
Allocation: Allocation scolaire
Fréquence: Monthly
Monnaie: CHF

Montant de l’allocation brute: 530
Allocation: Allocation générale
Fréquence: Monthly
Monnaie: CHF

Sincères salutations,

Addendum to employment contract: Education Allowance and General Allowance

Dear Nicola,

Globalization Partners Switzerland SA (the “Company”) is pleased to inform you about a recent change to your employment data.

In accordance with this change, your Contract of Employment is hereby amended effective 01.12.2021 with the following changes:

All other terms and conditions outlined in your Contract of Employment dated 01.12.2021 remain in full force and effect.

New gross allowance amount: 900
Allowance type: Education allowance
Frequency of payment: Monthly
Currency: CHF

New gross allowance amount: 530
Allowance type: General allowance
Frequency of payment: Monthly
Currency: CHF

Kind regards,

Globalization Partners Switzerland SA

Signature /s/ Valentina Pedroso Date 25 March 2022 | 09:19 PDT

Nicola Heffron

Signature /s/ Nicola Heffron Date 25 March 2022 | 12:16 EDT